Exhibit 10.1

SECOND AMENDMENT TO
AMENDED AND RESTATED

INVENTORY LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED INVENTORY LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of April 6, 2010 (the “Closing Date”), by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, as secured party (herein referred to as the “Lender”), and SILVERLEAF RESORTS, INC., a Texas corporation, as debtor (herein referred to as the “Borrower”).

RECITALS

A.      Borrower and Lender have entered into that certain Amended and Restated Inventory Loan and Security Agreement, dated as of April 28, 2006 (as amended and modified from time to time, the “Loan Agreement”).

B.      The Borrower and Lender desire to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
Definitions

1.01  Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Amendments to Loan Agreement

Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

2.01           Amendment to Section 1.1. The definition of “Commitment Period” in Section 1.1 of the Loan Agreement is hereby amended to replace the date “April 30, 2010” therein with the phrase “April 30, 2011, subject to Borrower’s right to extend the Commitment Period set forth in Section 2.9 hereof.”

2.02  Amendment to Section 1.1.  The definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date—means April 30, 2013, subject to Borrower’s right to extend the Maturity Date set forth in Section 2.9 hereof”.”

ARTICLE III
Conditions Precedent

3.01  Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:

(a)           Lender shall have received this Amendment, duly executed by the Borrower and Lender.

(b)           Lender and Borrower shall have entered into an amendment and restatement of the Receivables Loan Agreement in form and substance satisfactory to Lender.

(c)           Lender shall have received an extension fee equal to $125,000.00.

(d)           Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the board of directors of Borrower authorizing the execution, delivery and performance of this Amendment, certified by the secretary of the Borrower as of the Closing Date, and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

(e)           The representations and warranties contained herein and in the Loan Agreement, as amended hereby, and the Loan Documents, shall be true and correct as of the date hereof, as if made on the date hereof.

(f)            No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender.

(g)           All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the execution of this Amendment shall be satisfactory in form and substance to Lender and its counsel.

ARTICLE IV
No Waiver

4.01  No Waiver.  Borrower is hereby notified that irrespective of (i) any waivers or consents previously granted by Lender regarding the Loan Agreement and the Loan Documents, (ii) any previous failures or delays of Lender in exercising any right, power or privilege under the Loan Agreement or the Loan Documents, or (iii) any previous failures or delays of Lender in the monitoring or in the requiring of compliance by Borrower with the duties, obligations, and agreements of Borrower in the Loan Agreement and the Loan Documents, Borrower will be expected to comply strictly with its duties, obligations and agreements under the Loan Agreement and the Loan Documents.

Except as expressly provided in this Amendment, nothing contained in this Amendment or any other communication between Lender and the Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of Borrower under the Loan Agreement or any Loan Document.  Similarly, Lender hereby expressly reserves any rights, privileges and remedies under the Loan Agreement and each Loan Document that Lender may have with respect to each violation, Default or Event of Default, and any failure by Lender to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Loan Document, (ii) amend or alter any provision of the Loan Agreement or any Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other  basis for altering any obligation of Borrower or any rights, privilege or remedy of Lender under the Loan Agreement or any Loan Document or any other contract or instrument.  Nothing in this Amendment shall be construed to be a consent by Lender to any prior, existing or future violations of the Loan Agreement or any Loan Document.

ARTICLE V
Ratifications, Representations and Warranties

5.01  Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Loan Document, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Loan Document are ratified and confirmed and shall continue in full force and effect.  The Borrower and Lender agree that the Loan Agreement and the Loan Document, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02  Representations and Warranties.  The Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Loan Document executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the organizational documents or governing documents of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) the Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Loan Document, as amended hereby; (e) Borrower has not amended its organizational documents or its governing documents since the date of the Loan Agreement.

ARTICLE VI
Miscellaneous Provisions

6.01  Survival of Representations and Warranties.  All representations and warranties made in the Loan Agreement or any Loan Document, including, without limitation, any  document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Loan Document, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

6.02  Reference to Loan Agreement.  Each of the Loan Agreement and the Loan Document, and any and all documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

6.03  Expenses of Lender.  As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Loan Documents executed pursuant hereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Loan Document, including, without, limitation, the costs and reasonable fees of Lender’s legal counsel in connection with any such enforcement or preservation efforts.

6.04  Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05  Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lender and the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

6.06  Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07  Effect of Waiver.  No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by the Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08  Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09  Applicable Law.  THIS AMENDMENT AND ALL LOAN DOCUMENT EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.

6.10  Final Agreement.  THE LOAN AGREEMENT AND THE LOAN DOCUMENT, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE LOAN AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER AND LENDER.

6.11  Release.  BORROWER, TOGETHER WITH ITS PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF ITS PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  LENDER AND ITS PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEROF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT AND LOAN DOCUMENTS EXECUTED IN CONNECTION WITH THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

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IN WITNESS WHEREOF, this Amendment has been duly executed on the date first written above.

LENDER:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company

By:	/s/ HEATHER E. MURPHY
Name:	Heather E. Murphy
Title:	Senior Counsel

BORROWER:

SILVERLEAF RESORTS, INC.,
a Texas corporation

By:	/s/ HARRY J. WHITE, JR.
Name:	Harry J. White, Jr.
Title:	CFO